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                                                                   EXHIBIT 10.11

                      DYNATEK SOFTWARE LICENSE AGREEMENT

        This Software License Agreement (Agreement), made this 23rd day of
                                                               ----
AUGUST, 1995, by and between DYNATEK, Inc., a Michigan Corporation hereinafter
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referred to as DYNATEK, and Virtual Realty, Inc., 4590 MacArthur Boulevard,
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Suite 175, Newport Beach, CA  92660, a California Corporation hereinafter
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referred to as END USER.

WHEREAS, DYNATEK has developed proprietary computer software packages, hereinafter referred to as SOFTWARE;

WHEREAS, END USER desires to purchase from DYNATEK a license to use the SOFTWARE; and

WHEREAS, DYNATEK desires to grant the END USER a non-exclusive license to use the SOFTWARE;

NOW, THEREFORE, DYNATEK grants and END USER accepts a non-transferable and non-exclusive right and license to use the SOFTWARE upon the terms and conditions set forth below:

1. LICENSE. This Agreement establishes a non-transferable non-exclusive License
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to permit the undersigned END USER to use the DYNATEK SOFTWARE described in
Exhibit 1, which Exhibit is incorporated herein by this reference. This agreement does not transfer title or any ownership interest whatsoever in any of the SOFTWARE or related materials.

2. TERM. This Agreement is effective from the date of its execution and shall
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continue in effect until terminated in accordance with the provisions set forth in this Paragraph. At any time following the execution of this Agreement, the END USER may terminate this agreement by returning to DYNATEK all software, programs, systems or related materials furnished pursuant to this Agreement, and/or certifying to DYNATEK in writing that the END USER has destroyed all of the materials transferred pursuant to this License and that no related materials continue to be held in the possession of the END USER.

DYNATEK may terminate this Agreement after its execution upon the failure of the END USER to comply with any of the terms or conditions set forth herein, including, nonpayment of any sums due. DYNATEK shall so notify END USER in writing, specifying in reasonable detail the term or condition and END USER shall have the right to cure identified breaches for a period of thirty (30) days after service of such notice. The intentional unauthorized transfer to any other person, partnership or corporation of the materials supplied pursuant to this License Agreement shall immediately terminate this License Agreement.

3. USE RESTRICTIONS. The original and any back up copies of the software
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programs or documentation transferred pursuant to this License Agreement are to be used only in connection with a single computer as specified in Exhibit 1. You may physically transfer the SOFTWARE programs from one computer to another only if the programs are used in connection with one computer at a time. You may not transfer the SOFTWARE electronically from one computer to another over a network unless the Networking option is specifically stated in Exhibit 1. The networking option shall include use by all computers that are directly attached to the network or remotely attached through a telephone modem to the network. Transfer of the SOFTWARE or any portion of the SOFTWARE electronically or otherwise to any other person or party automatically terminates this License Agreement. It is the responsibility of the END USER to supervise and control the use of the SOFTWARE and related materials furnished pursuant to this Agreement. This includes assuring the proper machine configuration, program and installation compatibility and/or operating methods specified in Exhibit 1. The END USER agrees to develop and maintain adequate data back-up (copy) procedures to satisfy the requirements of DYNATEK for security and accuracy of imput and output as well as restart and recovery of data in the event of malfunctions. Whereas DYNATEK may contract to supply support personnel for initial set up purposes only, this is solely as an accommodation to the END USER for implementation of this License Agreement. DYNATEK will not maintain your system nor will DYNATEK certify that you have complied with the terms of this License.

4.  PROPERTY RIGHT.  DYNATEK represents that it is the owner or has the right to
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enter into this Agreement for the SOFTWARE, and further warrants that the
SOFTWARE does not violate any property rights of any third party.


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5.  LIMITATION OF WARRANTY.  ALL PROGRAM MATERIALS ARE PROVIDED "AS IS" WITHOUT
WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED
TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE PROGRAMS PROVIDED PURSUANT TO THIS AGREEMENT REST WITH THE END USER. IN NO EVENT DOES DYNATEK WARRANT THE FUNCTIONS CONTAINED IN THE PROGRAM OR THAT THE PROGRAM WILL MEET YOUR REQUIREMENTS OR THAT THE OPERATION OF THE PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE.

However, Licensor does warrant that the SOFTWARE will conform as to all intended operational features, to Licensor's published specifications, when installed, and will be free of defects which substantially effect system performance. Licensor's published specification include but are not limited to technical materials and product information supplied by DYNATEK.

SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

6.  REPLACEMENT POLICY. Should the SOFTWARE program prove defective because of
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failures related to defects in material or faulty workmanship involving the magnetic diskette on which the program is recorded, DYNATEK will replace same without charge to you. Your sole and exclusive remedy in the event of a defect is expressly limited to the replacement of the program diskette. If the failure of a diskette results from accident, abuse or misapplication of same, DYNATEK will not be responsible for such a defect. The foregoing replacement policy is not a warranty. Rather it is an attempt to assure good will by covering factors beyond the control of either DYNATEK or the undersigned END USER.

7.  LIMITATION OF REMEDIES.  The exclusive remedy of the END USER under this
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Agreement shall be the replacement of any program diskette according to the replacement policy outlined above.

DYNATEK WILL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE SOFTWARE MATERIALS PROVIDED UNDER THIS LICENSE EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH LOSS, OR FOR ANY CLAIMS BY ANY OTHER PARTIES.

SOME STATES DO NOT ALLOW THE LIMITATIONS OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

8.  GENERAL.  THE END USER SHALL NOT sublicense, assign or transfer this license
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or the program materials transferred.  This agreement shall be binding upon
DYNATEK's successors or assigns. This Agreement shall be governed by the laws of the State of Michigan.

END USER ACKNOWLEDGES THAT HE/SHE HAS READ THIS AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. END USER FURTHER AGREES THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN US WHICH SUPERSEDED AND PROPOSAL OR PRIOR AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATIONS BETWEEN US RELATING TO THE SUBJECT MATTER OR THIS AGREEMENT.

IN WITNESS WHERETO, DYNATEK and the END USER have caused this Agreement to be executed by their duly authorized representatives:


DYNATEK, Inc.                         Software License Agreement Number 1471
                                                                        ----
17197 N. Laurel Park Drive
Suite 100
Livonia, Michigan 48152


Signature: /s/ Jack D. Lubtanen
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Name:      Jack D. Lubtanen
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Title:     President
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Date:      8/23/95
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END USER:   Virtual Realty Inc.

Signature: /s/ Michael A. Baron
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Name:      Michael A. Baron
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Title:     President/CEO
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Date:      8/23/95
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

                      DYNATEK SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT 1

Software License Agreement Number:  1471
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End User:

       Name:  Virtual Realty, Inc.

       Address:  4590 MacArthur Blvd, Suite 175

       City, State, ZIP:  Newport Beach, CA 92660

Designated Machine Location:  Same as above.

Licensed Software Program:

SOFTWARE                                                   Charge
                                                           ------
       MarVision 10 user Network version.                  $28,000
       Remote Access Licensing                             $ 7,000
       MarVision "Origination" and" Prequalification"
            Visual Entry Loan Application
            Prequalification
            File Maintenance
            Document View
            Document Printing (Includes VMP/ELF Forms)
            Control Screen (Status Check)

       Cost per additional users on this network are $700 per user.

CUSTOM PROGRAMMING
       MarVision Custom Programming                        $62,500

Complete custom programming as jointly defined and agreed upon by both parties. Definition to be created jointly within the first two (2) weeks of this agreement. It is estimated the custom programming will be completed thirty (30) days from the day the final definition has been made. It is further declared that Dynatek shall not remarket these custom program changes in their entirety as have been defined by Virtual Realty Inc. However,, Dynatek shall not be restricted from creating or marketing Software Programs that are similar to the software being created for Virtual Realty Inc.

SOURCE CODE ESCROW DEPOSIT

Virtual Realty, Inc. will be registered as a Licensee of Dynatek's MarVision
 Software. The source code will be on deposit at Fort Knox Escrow Service, Inc. Fort Knox Escrow Services will provide a written acknowledgement of registration to Virtual Realty, Inc.

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Dynatek, Inc.
17197 N. Laurel Park Dr.
Suite 100
Livonia, Michigan 48152

Signature:  /s/ Jack D. Lubtanen
          _______________________
Name:  Jack D. Lubtanen
     ____________________________
Title:  President
      ___________________________
Date:  8/23/95
     ____________________________

End user:  Virtual Realty, Inc.

Signature:  /s/ Michael Bareon
          ______________________
Name:  Michael Bareon
     ___________________________
Title:  President
      __________________________
Date:  8/23/95
      __________________________